UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2006

                              ATC HEALTHCARE, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-11380                  11-2650500
-------------------------------    -----------------        --------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       file number)           Identification No.)


1983 Marcus Avenue, Lake Success, New York                           11042
------------------------------------------                         ----------
(Address of principal executive offices)                           (Zip Code)

                                 (516) 750-1600
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On October 16, 2006, ATC Healthcare, Inc. issued a press release announcing its unaudited financial results for the three and six month periods ended August 31, 2006, and has scheduled a conference call to discuss the results. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K and in the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits:

             Exhibit No.        Description
             -----------        -----------

                99.1            Press release dated October 16, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 16, 2006                           ATC HEALTHCARE, INC.

                                                  By:   /s/ Daniel M. Pess
                                                     ---------------------
                                                  Daniel M. Pess
                                                  Senior Vice President-Finance,
                                                  Chief Financial Officer,
                                                  and Treasurer


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